As filed with the Securities and Exchange Commission on July 3, 2001

                            Post-Effective Amendment No. 1 to File No. 333-40880
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     ---------------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                     ---------------------------------------

                      GENERAL ELECTRIC CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                        13-1500700
  (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                        Identification No.)

                      General Electric Capital Corporation
                               260 Long Ridge Road
                           Stamford, Connecticut 06927
                    (Address of Principal Executive Offices)



                                  David Russell
                                     Counsel
                               260 Long Ridge Road
                           Stamford, Connecticut 06927
                                 (203) 357-4000
                     (Name and Address of Agent for Service)
          (Telephone Number, Including Area Code, of Agent for Service)

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

     THE REGISTRANT HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

                                EXPLANATORY NOTE

                           Reincorporation in Delaware

     At 10:00 am EDT on July 2, 2001, General Electric Capital Corporation, a corporation organized under Article XII of the New York Banking Law ("GE Capital-NY"), reincorporated as a Delaware business corporation (the "Reincorporation"). The Reincorporation was effected by means of the merger (the "Merger") of GE Capital-NY with and into a newly-formed corporation organized under the Delaware General Corporation Law ("GE Capital-DE"). GE Capital-DE was the surviving corporation in the Merger and upon the consummation of the Merger, changed its name to "General Electric Capital Corporation." As a result of the Merger, GE Capital-DE succeeded to and assumed all rights and obligations of GE Capital-NY, and immediately after the Merger GE Capital-DE had substantially the same assets and liabilities as GE Capital-NY had immediately prior to the Merger. The directors and officers of GE Capital-NY immediately prior to the Merger became the directors and officers of GE Capital-DE upon consummation of the Merger.

     Immediately following the Reincorporation, all of the outstanding common stock of GE Capital-DE continued to be owned by General Electric Capital Services, Inc., a Delaware corporation ("GECS") (which previously held all of the outstanding common stock of GE Capital-NY). Each share of preferred stock of GE Capital-NY outstanding immediately prior to the Reincorporation was converted (pursuant to the Merger) into one share of preferred stock of GE Capital-DE having substantially the same designations, rights, powers and preferences of the preferred stock of GE Capital-NY so converted. Upon consummation of the Merger, GE Capital-DE has succeeded to GE Capital-NY's reporting obligations under Sections 13(a) and 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

                            POST-EFFECTIVE AMENDMENT

     This Post-Effective Amendment is being filed pursuant to Rule 414 under the Securities Act of 1933, as amended (the "Securities Act"), by GE Capital-DE, as successor to GE Capital-NY. GE Capital-DE hereby expressly adopts the Registration Statement, as amended, on Form S-3 (File No. 333-40880) (the "Registration Statement") as its own Registration Statement for all purposes of the Securities Act and the Exchange Act. The information contained in this Post-Effective Amendment No. 1 to the Registration Statement sets forth the additional information necessary to reflect any material changes made in connection with or resulting from the Reincorporation, or necessary to keep the Registration Statement, identified above, from being misleading in any material respect.

Item 16.  Exhibits

                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
1(a)                                  Exhibit 1(a) to the Company's       Form of Underwriting Agreement
                                      Registration Statement on Form      for Debt Securities.
                                      S-3 (No. 33-50909).

1(b)                                  Exhibit 1(b) to the Company's       Amended and Restated U.S.
                                      Post-Effective Amendment No. 1 to   Distribution Agreement dated as
                                      Registration Statement on Form      of May 3, 1999 among the Company
                                      S-3 (No. 333-76479).                and the Dealers party thereto.

1(c)                                  Exhibit 1 to the Company's          Form of Underwriting Agreement
                                      Registration Statement on Form      Preferred Stock.
                                      S-3 (No. 33-37156).

1(d)                                  Exhibit 1(d) to the Company's       Form of Underwriting Agreement
                                      Registration Statement on Form      Variable Cumulative Preferred
                                      S-3 (No. 333-59707).                Stock.

4(a)                                  Exhibit 4(a) to the Company's       Amended and Restated General
                                      Registration Statement on Form      Electric Capital Corporation
                                      S-3 (No. 333-59707).                Standard Global Multiple Series
                                                                          Indenture Provisions dated
                                                                          as of February 27, 1997.

4(b)                                  Exhibit 4(b) to the Company's       Amended and Restated General
                                      Registration Statement on Form      Electric Capital Corporation
                                      S-3 (No. 333-59707).                Standard Multiple-Series
                                                                          Indenture Provisions dated
                                                                          as of February 28, 1997.

4(c)                                  Exhibit 4(c) to the Company's       Amended and Restated Indenture
                                      Registration Statement on Form      dated as of February 27, 1997
                                      S-3 (No. 333-59707).                between the Company and The Chase
                                                                          Manhattan Bank, as successor
                                                                          trustee.

4(d)                                  Exhibit 4(dd) to the Company's      First Supplemental Indenture
                                      Post-Effective Amendment No. 1 to   dated as of May 3, 1999,
                                      Registration Statement on Form      supplemental to Third Amended and
                                      S-3 (No. 333-76479).                Restated Indenture dated as of
                                                                          February 27, 1999.

                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
4(e)                                  Exhibit 4(d) to the Company's       Amended and Restated Indenture
                                      Registration Statement on Form      dated as of February 28, 1997
                                      S-3 (No. 333-59707).                between the Company and The Chase
                                                                          Manhattan Bank, as successor
                                                                          trustee.

4(f)                                                                      Second Supplemental Indenture
                                                                          dated as of the effective time
                                                                          and date of the Merger (as
                                                                          defined therein), to the Third
                                                                          Amended and Restated Indenture
                                                                          dated as of February 27, 1997,
                                                                          among the Company, GECS Merger
                                                                          Sub, Inc., and The Chase
                                                                          Manhattan Bank.

4(g)                                                                      First Supplemental Indenture
                                                                          dated as of the effective time
                                                                          and date of the Merger (as
                                                                          defined therein), to the Third
                                                                          Amended and Restated Indenture
                                                                          dated as of February 28, 1997,
                                                                          among the Company, GECS Merger
                                                                          Sub, Inc., and The Chase
                                                                          Manhattan Bank.

4(h)                                  Exhibit 4(ee) to the Company's      Second Amended and Restated
                                      Post-Effective Amendment No. 1 to   Fiscal and Paying Agency
                                      Registration Statement on Form      Agreement among the Company, GE
                                      S-3 (No. 333-76479).                Capital Australia, GE Capital
                                                                          Australia Funding Pty Ltd, GE
                                                                          Capital Finance Australia,
                                                                          General Electric Capital Canada,
                                                                          Inc., GE Capital Canada Funding
                                                                          Company, GE Card Services Canada
                                                                          Inc. (formerly known as GE
                                                                          Capital Retailer Financial
                                                                          Services Company) and The Chase
                                                                          Manhattan Bank dated as of March
                                                                          31, 1999.



                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
4(i)                                  Exhibit 4(k) to the Company's       Form of Warrant Agreement.
                                      Registration Statement on Form
                                      S-3 (No. 333-18118)

4(j)                                  Exhibit 4(f) to the Company's       Form of Global Medium-Term Note,
                                      Post-Effective Amendment No. 1 to   Series A, Fixed Rate Registered
                                      Registration Statement on Form      Note.
                                      S-3 (No. 333-76479).

4(k)                                  Exhibit 4(g) to the Company's       Form of Global Medium-Term Note,
                                      Post-Effective Amendment No. 1 to   Series A, Floating Rate
                                      Registration Statement on Form      Registered Note.
                                      S-3 (No. 333-76479).

4(l)                                  Exhibit 4(w) to the Company's       Form of Global Medium-Term Note,
                                      Registration Statement on Form      Series B/C, Fixed Rate Temporary
                                      S-3 (No. 33-50909).                 Global Bearer Note.

4(m)                                  Exhibit 4(x) to the Company's       Form of Global Medium-Term Note,
                                      Registration Statement on Form      Series B/C, Floating Rate
                                      S-3 (No. 33-50909).                 Temporary Global Bearer Note.

4(n)                                  Exhibit 4(y) to the Company's       Form of Global Medium-Term Note,
                                      Registration Statement on Form      Series B/C, Fixed Rate
                                      S-3 (No. 33-50909).                 Bearer/Registered Note.

4(o)                                  Exhibit 4(z) to the Company's       Form of Global Medium-Term Note,
                                      Registration Statement on Form      Series B/C, Floating Rate
                                      S-3 (No. 33-50909).                 Bearer/Registered Note.

4(p)                                  Exhibit 4(aa) to the Company's      Form of Global Medium-Term Note,
                                      Registration Statement on Form      Series B/C, Fixed Rate Permanent
                                      S-3 (No. 33-50909).                 Global Bearer Note.

4(q)                                  Exhibit 4(bb) to the Company's      Form of Global Medium-Term Note,
                                      Registration Statement on Form      Series B/C, Floating Rate Bearer
                                      S-3 (No. 33-50909).                 Note.

                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
4(r)                                  Exhibit 4(p) to the Company's       Form of Euro Temporary Global
                                      Post-Effective Amendment No. 1 to   Fixed Rate Bearer Note.
                                      Registration Statement on Form
                                      S-3 (No. 333-40880).

4(s)                                  Exhibit 4(q) to the Company's       Form of Euro Permanent Global
                                      Post-Effective Amendment No. 1 to   Fixed Rate Bearer Note.
                                      Registration Statement on Form
                                      S-3 (No. 333-40880).

4(t)                                  Exhibit 4(r) to the Company's       Form of Euro Definitive Global
                                      Post-Effective Amendment No. 1 to   Fixed Rate Bearer Note.
                                      Registration Statement on Form
                                      S-3 (No. 333-40880).

4(u)                                  Exhibit 4(s) to the Company's       Form of Euro Temporary Global
                                      Post-Effective Amendment No. 1 to   Floating Rate Bearer Note.
                                      Registration Statement on Form
                                      S-3 (No. 333-40880).

4(v)                                  Exhibit 4(t) to the Company's       Form of Euro Permanent Global
                                      Post-Effective Amendment No. 1 to   Floating Rate Bearer Note.
                                      Registration Statement on Form
                                      S-3 (No. 333-40880).

4(w)                                  Exhibit 4(u) to the Company's       Form of Euro Definitive Floating
                                      Post-Effective Amendment No. 1 to   Rate Bearer Note.
                                      Registration Statement on Form
                                      S-3 (No. 333-40880)

4(x)                                  Exhibit 3(i) to the Company's       Restated Organization Certificate
                                      Annual Report on Form 10-K for      filed by the Superintendent of
                                      the fiscal year ended December      Banks of the State of New York on
                                      31, 1993 (File No. 1-6461).         November 28, 1988, as last
                                                                          amended on December 6, 1990.

4(y)                                  Exhibit 4(b) to the Company's       Certificate of Amendment
                                      Registration Statement on Form      authorizing 3,500 additional
                                      S-3 (No. 33-58771).                 shares of Variable Cumulative
                                                                          Preferred Stock filed by the
                                                                          Superintendent of Banks of the
                                                                          State of New York on April 21,
                                                                          1995.



                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
4(z)                                  Exhibit 4(c) to the Company's       Certificate of Amendment
                                      Registration Statement on Form      specifying certain terms of the
                                      S-3 (No. 33-61257).                 Series O, P and Q Variable

                                                                          Cumulative Preferred Stock filed
                                                                          by the Acting Deputy
                                                                          Superintendent of Banks of the
                                                                          State of New York as of May 11,
                                                                          1995.

4(aa)                                 Exhibit 4(d) to the Company's       Certificate of Amendment
                                      Registration Statement on Form      specifying certain terms of the
                                      S-3 (No. 33-61257).                 Series R, S, T, U, V and W

                                                                          Variable Cumulative Preferred
                                                                          Stock filed by the Acting Deputy
                                                                          Superintendent of Banks of the
                                                                          State of New York as of June 28,
                                                                          1995.

4(bb)                                 Exhibit 4(e) to the Company's       Certificate of Amendment
                                      Registration Statement on Form      authorizing 4,000 additional
                                      S-3 (No. 33-61257).                 shares of Variable Cumulative

                                                                          Preferred Stock filed by the
                                                                          Acting Deputy Superintendent of
                                                                          Banks of the State of New York
                                                                          as of July 17, 1995.

4(cc)                                 Exhibit 4(f) to the Company's       Certificate of Amendment
                                      Registration Statement on Form      specifying certain terms of the
                                      S-3 (No. 333-13195).                Series X, X-1, Y, Y-1 and Z

                                                                          Variable Cumulative Preferred
                                                                          Stock filed by the Acting Deputy
                                                                          Superintendent of Banks of the
                                                                          State of New York as of November
                                                                          1, 1995.

4(dd)                                 Exhibit 4(f) to the Company's       Certificate of Amendment
                                      Registration Statement on Form      authorizing 5,000 additional
                                      S-3 (No. 333-13195).                shares of Variable
                                                                          Cumulative Preferred Stock and effecting
                                                                          certain other amendments to the
                                                                          Organization Certificate filed
                                                                          by the Deputy Superintendent of
                                                                          Banks of the State of New York
                                                                          as of September 26, 1996.


                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
4(ee)                                 Exhibit 4(c) to the Company's       Form of Certificate of Amendment
                                      Registration Statement on Form      specifying certain terms of each
                                      S-3 (No. 333-58771).                Series of Variable Cumulative
                                                                          Preferred Stock.
4(ff)                                 Exhibit 4(f) to the Company's       Certificate of Amendment
                                      Registration Statement on Form      specifying certain terms of
                                      S-3 (No. 333-13195).                Series AA, BB, CC and DD Variable

                                                                          Cumulative Preferred Stock filed
                                                                          by the Deputy Superintendent of
                                                                          Banks of the State of New York
                                                                          as of December 9, 1997.

4(gg)                                 Exhibit 4(f) to the Company's       Certificate of Amendment
                                      Registration Statement on Form      specifying certain terms of
                                      S-3 (No. 333-13195).                Series EE, FF, GG and HH Variable

                                                                          Cumulative Preferred Stock filed
                                                                          by the Deputy Superintendent of
                                                                          Banks of the State of New York
                                                                          as of December 19, 1997.

4(hh)                                 Exhibit 4(f) to the Company's       Certificate of Amendment reducing
                                      Registration Statement on Form      the authorized number of shares
                                      S-3 (No. 333-13195).                of Series EE, FF, GG and HH

                                                                          Variable Cumulative Preferred
                                                                          Stock filed by the Deputy
                                                                          Superintendent of Banks of the
                                                                          State of New York as of February
                                                                          17, 1998.

                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
4(ii)                                 Exhibit 4(k) to the Company's       Certificate of Amendment
                                      Post-Effective Amendment No. 1 to   authorizing 5,000 additional
                                      Registration Statement on Form      shares of Variable Cumulative
                                      S-3 (No. 333-59707).                Preferred Stock and 750,000
                                                                          shares of Preferred Stock, par
                                                                          value $.01 per share to the
                                                                          Organization Certificate to be
                                                                          filed by the Deputy
                                                                          Superintendent of Banks of the
                                                                          State of New York.

4(jj)                                 Exhibit 4(z) to the Company's       Form of Certificate of Amendment
                                      Registration Statement on Form      specifying certain terms of each
                                      S-3 (No. 333-59707).                Series of Preferred Stock, par
                                                                          value $.01 per share.
4(kk)                                 Exhibit 4(l) to the Company's       Certificate of Amendment
                                      Post-Effective Amendment No. 2 to   specifying certain terms of the
                                      Registration Statement on Form      Series II Variable Cumulative
                                      S-3 (No. 333-59707).                Preferred Stock filed by the
                                                                          Deputy Superintendent of Banks
                                                                          of the State of New York as of
                                                                          June 24, 1998.

4(ll)                                 Exhibit 4(l) to the Company's       Certificate of Amendment
                                      Post-Effective Amendment No. 2 to   specifying certain terms of the
                                      Registration Statement on Form      Series JJ, KK and LL Variable
                                      S-3 (No. 333-59707).                Cumulative Preferred Stock filed
                                                                          by the Deputy Superintendent of
                                                                          Banks of the State of New York as
                                                                          of February 16, 1999.

4(mm)                                 Exhibit 4(kk) to the Company's      Certificate of Amendment
                                      Registration Statement on Form      authorizing 5,000 additional
                                      S-3 (No. 333-87367).                shares of Variable Cumulative

                                                                          Preferred Stock dated as of
                                                                          April 15, 1999.

5                                     Exhibit 5 to the Company's          Opinion and consent of Glenn J.
                                      Post-Effective Amendment No. 1 to   Goggins, Associate General
                                      Registration Statement on Form      Counsel - Treasury Operations and
                                      S-3 (No. 333-40880).                Assistant Secretary of the
                                                                          Company.

                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
12                                    Exhibit 12 to the Company's         Computation of ratio of earnings
                                      Quarterly Report on Form 10-Q for   to fixed charges and computation
                                      the quarter ended April 1, 2000     of ratio of earnings to fixed
                                      (File No. 1-6461).                  charges and preferred stock
                                                                          dividends.

23                                    Exhibit 23 to the Company's         Consent of KPMG LLP.  Consent of
                                      Post-Effective Amendment No. 1 to   Glenn J. Goggins is included in
                                      Registration Statement on Form      his opinion referred to in
                                      S-3 (No. 333-40880).                Exhibit 5 above.  Consent of
                                                                          James Kalashian, Senior Tax
                                                                          Counsel of the Company.

24                                    Exhibit 24 to the Company's         Power of Attorney.
                                      Post-Effective Amendment No. 1 to

                                      Registration Statement on Form
                                      S-3 (No. 333-40880).

25                                    Exhibit 25 to the Company's         T-1 Statement of Eligibility and
                                      Post-Effective Amendment No. 1 to   Qualification under the Trust
                                      Registration Statement on Form      Indenture Act of 1939 of The
                                      S-3 (No. 333-40880).                Chase Manhattan Bank, in respect
                                                                          of the Amended and Restated
                                                                          Indenture previously filed as
                                                                          Exhibit 4(c) and 4(d) and the
                                                                          Amended and Restated Indenture
                                                                          previously filed as Exhibit
                                                                          4(e).

99(a)                                 Exhibit 28(a) to the Company's      Trust Company Agreement.
                                      Registration Statement on Form
                                      S-3 (No. 33-24667).

99(b)                                 Exhibit 28(b) to the Company's      Amendment to Trust Company
                                      Registration Statement on Form      Agreement.
                                      S-3 (No. 33-37156).

99(c)                                 Exhibit 28(c) to the Company's      Amendment No. 2 to the Trust
                                      Registration Statement on Form      Company Agreement.
                                      S-3 (No. 33-37156).

                                      Incorporated by Reference
Exhibit Number                        to Filings Indicated                Description
--------------                        --------------------                -----------
99(d)                                 Exhibit 99(d) to the Company's      Form of Amendment No. 3 to Trust
                                      Registration Statement on Form      Company Agreement.
                                      S-3 (No. 33-58771).

99(e)                                 Exhibit 28(d) to the Company's      Form of Broker-Dealer Agreement.
                                      Registration Statement on Form
                                      S-3 (No. 33-37156).

99(f)                                 Exhibit 28(e) to the Company's      Form of Letter to the Depository
                                      Registration Statement on Form      Trust Company.
                                      S-3 (No. 33-37156).

99(g)                                 Exhibit 99(g) to the Company's      Letter to Vice Chairman of
                                      Post-Effective Amendment No. 1 to   General Electric Company to
                                      Registration Statement on Form      General Electric Capital
                                      S-3 (No. 333-59707).                Corporation, dated February 4,
                                                                          1999 with respect to replacing
                                                                          redeemed variable cumulative
                                                                          preferred stock with another
                                                                          form of equity in certain
                                                                          circumstances.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant, General Electric Capital Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 29th day of June, 2001.

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                      By:  /s/ James A. Parke+
                                         ---------------------------------------
                                           James A. Parke
                                           (Vice Chairman and Chief Financial
                                           Officer)

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                         Title                                   Date
*DENIS J. NAYDEN                                  Chairman, Chief Executive Officer and
------------------------------                    Director
(Denis J. Nayden)

                                                  Vice Chairman, Chief Financial
  /s/ James A. Parke+                             Officer and Director (Principal
------------------------------                    Financial Officer)
(James A. Parke)

*JEFFREY S. WERNER
------------------------------                    Senior Vice President-Corporate
(Jeffrey S. Werner)                               Treasury and Global Funding Operation

*NANCY E. BARTON
------------------------------                    Director
Nancy E. Barton

------------------------------                    Director
(Francis S. Blake)

*JAMES R. BUNT
------------------------------                    Director
(James R. Bunt)


------------------------------                    Director
(David L. Calhoun)


------------------------------                    Director
(Dennis D. Dammerman)


------------------------------                    Director
(Scott C. Donnelly)

Signature                                         Title                                   Date
*MICHAEL D. FRAIZER
------------------------------                    Director
(Michael D. Fraizer)


------------------------------                    Director
(Benjamin W. Heineman, Jr.)

*JEFFREY R. IMMELT
------------------------------                    Director
(Jeffrey R. Immelt)

*JOHN H. MYERS
------------------------------                    Director
(John H. Myers)

*MICHAEL A. NEAL
------------------------------                    Director
(Michael A. Neal)

*RONALD R. PRESSMAN
------------------------------                    Director
(Ronald R. Pressman)

*GARY M. REINER
------------------------------                    Director
(Gary M. Reiner)

*JOHN M. SAMUELS
------------------------------                    Director
(John M. Samuels)

*KEITH S. SHERIN
------------------------------                    Director
(Keith S. Sherin)

*EDWARD D. STEWART
------------------------------                    Director
(Edward D. Stewart)

Signature                                         Title                                   Date

------------------------------                    Director
(John F. Welch, Jr.)

*WILLIAM A. WOODBURN
------------------------------                    Director
(William A. Woodburn)

*JOAN C. AMBLE
------------------------------                    Vice President and Controller
(Joan C. Amble)                                   (Principal Accounting Officer)


By  /s/ James A. Parke+
    -------------------------
(James A. Parke)                                  Attorney-in-fact
